EXHIBIT 99.2

* Third Quarter 2013 Conference Call October 22, 2013

* Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of financial items; projections of contracting services activity; future operations expenditures; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; local, national and worldwide economic conditions; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.

* Presentation Outline Executive Summary Summary of Q3 2013 Results (pg. 4) Operational Highlights by Segment Contracting Services (pg. 9) Key Balance Sheet Metrics (pg. 13) 2013 Outlook (pg. 16) Non-GAAP Reconciliations (pg. 20) Questions & Answers Q7000 shipyard contract signing in Singapore

* Executive Summary *

* Executive Summary ($ in millions, except per share data) Q3 2012 includes $4.6 million total in asset impairments, of which $4.4 million related to former well intervention operations in Australia; and $6.0 million ARO increase related to our non-domestic oil and gas property located in the North Sea. Q2 2012 includes $14.6 million asset impairment charge related to the sale of the Intrepid; and $6.9 million ARO increase related to our non-domestic oil and gas property located in the North Sea. See non-GAAP reconciliation on slide 21.

* Executive Summary Q3 2013 earnings of $0.42 per diluted share compared with $0.26 per diluted share in Q2 2013 $15.6 million gain on the sale of the Express in July 2013 $8.6 million loss on the early extinguishment of debt associated with the redemption of the remaining $275 million of Senior Unsecured Notes in July 2013 The two items above resulted in an after-tax impact of $0.04 per diluted share Contracting Services and Production Facilities 84% utilization of Well Intervention vessels; outlook remains strong for the remainder of 2013 and beyond Skandi Constuctor (chartered vessel) re-entered fleet performing well intervention operations in September Robotics long-term chartered fleet increased to five vessels, with 98% utilization in Q3 The Helix Producer I entered scheduled regulatory dry dock October 1st for an estimated 45 days

* Executive Summary Balance sheet Cash and cash equivalents decreased to $480 million at 09/30/2013 from $514 million at 06/30/2013 $58 million milestone payment for Q5000 made in July 2013 $69 million down payment under Q7000 shipyard contract made in September 2013 Liquidity* at $1.1 billion at 09/30/2013 Net debt increased to $88 million at 09/30/2013 from $35 million at 06/30/2013 On July 22, 2013 we redeemed all of the remaining $275 million of 9.5% Senior Unsecured Notes outstanding using the $300 million Term Loan proceeds that we received in July See updated debt maturity profile on slide 14 We define liquidity as the total of cash and cash equivalents ($480 million) plus available capacity under our revolving credit facility ($593 million).

* Operational Highlights *

* ($ in millions, except percentages) See non-GAAP reconciliation on slide 23. Amounts are prior to intercompany eliminations. Before gross profit impact of $4.6 million of asset impairments in Q3 2012, of which $4.4 million related to former well intervention operations in Australia. 84% utilization for the Well Intervention fleet Skandi Constructor fully functional in well intervention mode 98% chartered vessel utilization in Robotics Contracting Services

* GOM Q4000 fully utilized during Q3 IRS no. 2 on hire for the remainder of 2013 Helix 534 now expected to commence operating in the Gulf of Mexico in late December with full backlog in 2014, and extending into 2017 North Sea Nearly full utilization of Seawell and Well Enhancer during Q3 on a variety of well intervention projects Skandi Constructor and new build intervention system integrated and commissioned. Test well successfully completed, and vessel is now fully operational. All vessels with high backlog in Q4, and through Q3 2014, in the UK, Canada and Africa. Limited availability only in Q4 2014. Contracting Services – Well Ops The SIL system aboard the Well Enhancer

Contracting Services - Robotics

- 98% chartered vessel utilization in Q3
  - Five vessels under long-term charter with the addition of the *REM Installer* during the quarter
- 68% utilization for ROVs, trenchers, and ROVDrill
- Awarded 5-year contract to deploy two work class ROVs commencing late Q1 2014
- *REM Installer* entered fleet and commenced work on an accommodations project in the North Sea
- *Deep Cygnus* completed a ROVDrill project for Statoil in Norway, then utilized *T750* on trenching projects in the North Sea
- *Grand Canyon* achieved 100% utilization performing both trenching and ROV services projects in the North Sea
- *Olympic Triton* completed various scopes of work in Brazil then transited to West Africa to commence a ROVDrill campaign
- *Olympic Canyon* worked for Reliance in India at 100% utilization



The ROVDrill on deck

HELIX ENERGY SOLUTIONS

11

* Olympic Canyon (1) Deep Cygnus (1) Olympic Triton (1) Grand Canyon (1) REM Installer (1) Seawell Well Enhancer Q4000 Skandi Constructor (1) 51 ROVs 2 ROVDrill Units 4 Trenchers (1) Chartered vessels Contracting Services Utilization

* Key Balance Sheet Metrics *

* Total funded debt of $596 million at end of Q3 2013: $200 million Convertible Senior Notes – 3.25% (A) ($172 million net of unamortized debt discount) $296 million Term Loan – LIBOR + 2.50% (B) Annual amortization payments of 5% in years 1 and 2, 10% per annum in years 3 through 5 $100 million MARAD Debt – 4.93% Semi-annual amortization payments Convertible Notes Term Loan MARAD Debt Debt Maturity Profile Stated maturity 2032. First put / call date – March 2018. We have fixed the LIBOR interest rate on 50% of the Term Loan debt at 0.75%, utilizing interest rate swaps, through October 2016.

* Liquidity of approximately $1.1 billion at 9/30/2013 ($ amounts in millions) Includes impact of unamortized debt discount under our convertible senior notes. We define liquidity as the total of cash and cash equivalents ($480 million) plus available capacity under our revolving credit facility ($593 million). Debt and Liquidity Profile

* 2013 Outlook *

* 2013 Outlook ($ in millions) 2013 Outlook and 2012 Actual includes $32 million and $367 million, respectively, from Oil and Gas discontinued operations. 2013 Outlook excluding Subsea Construction and Oil and Gas, plus expected annualized contribution from Helix 534 and chartered Skandi Constructor vessel. Note: In 2014 two dry docks are scheduled (Well Enhancer and Skandi Constructor). Additionally, the decision whether to perform a “life extension” for the Seawell, which may commence in late 2014, may potentially provide some headwind for 2014 results.

* 2013 Outlook Contracting Services Backlog as of September 30, 2013 was approximately $1.8 billion Utilization expected to remain strong for the well intervention fleet Q4000 backlog through 2015; negotiations on-going to extend fully contracted work into 2018 Q5000 backlog currently a minimum of 270 days annually over first 5 years of operations Intervention riser system no. 2 on hire for the remainder of 2013 Helix 534 now expected in service late December; full backlog in 2014 and extending into 2017 Seawell, Well Enhancer, and Skandi Constructor with high backlog in 2014 (limited availability in Q4 2014), with commitments into 2015 Well Enhancer scheduled for ~30 day dry dock in Q1 2014 Skandi Constructor scheduled for ~30 day dry dock in Q4 2014 Continuing to add ROV systems and assess vessel charter opportunities to support commercial growth in our Robotics business Ingleside shorebase facilities currently leased with sale expected to close in January 2014

* 2013 Outlook – Capex Capital Expenditures Contracting Services (approximately $400 million in 2013) $176 million incurred in Q3, $298 million year to date $58 million milestone payment for Q5000 made in July 2013 $69 million down payment under Q7000 shipyard contract made in September 2013 Q5000 new build (approximately $70 million expected in 2013) Helix 534 conversion to be finalized when vessel arrives in Gulf of Mexico in November Updated estimate of $218 million for vessel, conversion and intervention riser system (approximately $107 million incurred in 2013) Approximately $43 million in intervention riser system and deck modifications for the Skandi Constructor completed Continued incremental investment in Robotics business Maintenance capital for Helix Producer I dry dock forecast at approximately $17 million for Q4 2013

* Non-GAAP Reconciliations *

* Non-GAAP Reconciliations ($ in millions) We calculate Adjusted EBITDA from continuing operations as earnings before net interest expense and other, taxes, depreciation and amortization. Adjusted EBITDAX is Adjusted EBITDA from continuing operations plus the earnings of our former oil and gas business before net interest expense and other, taxes, depreciation and amortization, and exploration expense. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance; they are widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company, and help investors meaningfully compare our results from period to period. Adjusted EBITDA from continuing operations and Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income and other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded from this measure.

* Non-GAAP Reconciliations We calculate Adjusted EBITDA from continuing operations as earnings before net interest expense and other, taxes, depreciation and amortization. Adjusted EBITDAX is Adjusted EBITDA from continuing operations plus the earnings of our former oil and gas business before net interest expense and other, taxes, depreciation and amortization, and exploration expense. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance; they are widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company, and help investors meaningfully compare our results from period to period. Adjusted EBITDA from continuing operations and Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income and other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded from this measure. ($ in millions)

* Non-GAAP Reconciliations ($ in millions)

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